Exhibit 10.2

***Text Omitted and Filed Separately

with the Securities and Exchange Commission

Confidential Treatment Requested

Under 17 C.F.R. Sections 200.80(b)(4)

and 240.24b-2

FIRST AMENDMENT TO LEASE

THIS FIRST AMENDMENT TO LEASE (this “First Amendment”) is made as of August 6, 2012, by and between ARE-JOHN HOPKINS COURT, LLC, a Delaware limited liability company (“Landlord”), and VERENIUM CORPORATION, a Delaware corporation (“Tenant”).

RECITALS

A. Landlord and Tenant are parties to that certain Lease Agreement dated as of June 24, 2011 (the “Lease”). Pursuant to the Lease, Tenant leases certain premises consisting of approximately 59,199 rentable square feet (“Premises”) in a building located at 3550 John Hopkins Court, San Diego, California. The Premises are more particularly described in the Lease. Capitalized terms used herein without definition shall have the meanings defined for such terms in the Lease.

B. In a letter dated July 2, 2012, Tenant advised Landlord that (i) Tenant had met one of the Initial Reduction Requirements and (ii) the Security Deposit should be reduced to the amount of the Initial Reduced Security Deposit.

C. Landlord and Tenant desire, subject to the terms and conditions set forth below, to amend the Lease to, among other things, reduce the Security Deposit and replace Exhibit H to the Lease.

NOW, THEREFORE, in consideration of the foregoing Recitals, which are incorporated herein by this reference, the mutual promises and conditions contained herein, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, Landlord and Tenant hereby agree as follows:

1.	Security Deposit. The defined term “Security Deposit” on page 1 of the Lease is hereby deleted in its entirety and replaced with the following:

“Security Deposit: $1,600,000, subject to reduction as provided for in Section 6 hereof.”

2.	Funded Equipment. Exhibit H to the Lease is hereby deleted in its entirety and replaced with Exhibit A to this First Amendment. Exhibit H to the Lease may be further supplemented by Tenant, with Landlord’s reasonable acceptance, within 90 days after the Commencement Date.

3.	Brokers. Landlord and Tenant each represents and warrants that it has not dealt with any broker, agent or other person (collectively, “Broker”) in connection with the transaction reflected in this First Amendment and that no Broker brought about this transaction. Landlord and Tenant each hereby agree to indemnify and hold the other harmless from and against any claims by any Broker, other than the broker, if any named in this First Amendment, claiming a commission or other form of compensation by virtue of having dealt with Tenant or Landlord, as applicable, with regard to this leasing transaction.

4.	Miscellaneous.

a. This First Amendment is the entire agreement between the parties with respect to the subject matter hereof and supersedes all prior and contemporaneous oral and written agreements and discussions. This First Amendment may be amended only by an agreement in writing, signed by the parties hereto.

b. This First Amendment is binding upon and shall inure to the benefit of the parties hereto, their respective agents, employees, representatives, officers, directors, divisions, subsidiaries, affiliates, assigns, heirs, successors in interest and shareholders.

c. This First Amendment may be executed in any number of counterparts, each of which shall be deemed an original, but all of which when taken together shall constitute one and the same instrument. The signature page of any counterpart may be detached therefrom without impairing the legal effect of the signature(s) thereon provided such signature page is attached to any other counterpart identical thereto except having additional signature pages executed by other parties to this First Amendment attached thereto.

d. Neither this First Amendment nor a memorandum of this first amendment shall be filed by or on behalf of Tenant in any public record. The foregoing is not intended to prohibit Tenant from filing this First Amendment to the extent that Tenant is required to do so pursuant to applicable SEC requirements.

e. Except as amended and/or modified by this First Amendment, the Lease is hereby ratified and confirmed and all other terms of the Lease shall remain in full force and effect, unaltered and unchanged by this First Amendment. In the event of any conflict between the provisions of this First Amendment and the provisions of the Lease, the provisions of this First Amendment shall prevail. Whether or not specifically amended by this First Amendment, all of the terms and provisions of the Lease are hereby amended to the extent necessary to give effect to the purpose and intent of this First Amendment.

[Signatures are on the next page.]

IN WITNESS WHEREOF, the parties hereto have executed this First Amendment as of the day and year first above written.

LANDLORD:	ARE-JOHN HOPKINS COURT, LLC, a Delaware limited liability company

	By:	ARE-QRS CORP.,
a Maryland corporation,
managing member

		By:	/s/ Gary Dean
		Its:	VP – RE Legal Affairs

TENANT:	VERENIUM CORPORATION,
a Delaware corporation

	By:	/s/ Jeffrey G. Black
	Its:	CFO

EXHIBIT A

FUNDED EQUIPMENT

[…***…]

***Confidential Treatment Requested